                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of report: June 8, 2000
                    Capita Equipment Receivables Trust 1997-1


  A New York                  Commission File               I.R.S. Employer
 Corporation                   No. 333-34793                No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973)606-3500

Item. 5  Other
Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:         June 8, 2000   Payment Date:   June 15, 2000
Collection Period:          May 31, 2000


  I. Information Regarding the Contracts

   1.  Contract Pool Principal Balance
       a. Beginning of Collection Period                             $319,531,526
       b. End of Collection Period                                   $300,930,385
       c. Reduction for Collection Period                            $ 18,601,142
   2.  Delinquent Scheduled Payments
       a. Beginning of Collection Period                             $  7,955,008
       b. End of Collection Period                                   $  7,051,062
   3.  Liquidated Contracts
       a. Number of Liquidated Contracts
          with respect to Collection Period                                   181
                                                                              ---
       b. Required Payoff Amounts of Liquidated Contracts            $  1,510,240
       c. Total Reserve for Liquidation Expenses                     $       --
       d. Total Liquidation Proceeds Received                        $    437,320
       e. Liquidation Proceeds Allocated to Owner Trust              $    392,083
       f. Liquidation Proceeds Allocated to Depositor                $     45,237
       g. Current Realized Losses                                    $  1,118,157
   4.  Prepaid Contacts
       a. Number of Prepaid Contracts with respect
          to Collection Period                                                449
                                                                              ---
       b. Required Payoff Amounts of Prepaid Contracts               $  1,356,534
   5.  Purchased Contracts (by TCC)
       a. Number of Contracts Purchased by TCC with                             0
          respect to Collection Period                                        ---
       b. Required Payoff Amounts of Purchased Contracts             $         --

    6.  Delinquency Status of Contracts (End of Collection Period)

                                  ---------------------------------------------------------------------------------------
                                                                                                      % of Aggregate
                                               Number of          % of          Aggregate Required    Required Payoff
                                               Contracts        Contracts         Payoff Amounts          Amounts
                                  ---------------------------------------------------------------------------------------

      a.      Current                           30,499            89.79%            $ 279,657,231           90.80%
      b.      31-60 days                         1,673             4.93%            $  14,255,238            4.63%
      c.      61-90 days                           763             2.25%            $   5,643,775            1.83%
      d.      91-120 days                          425             1.25%            $   3,584,989            1.16%
      e.      120+ days                            606             1.78%            $   4,840,214            1.57%
      f.      Total                             33,966           100.00%            $ 307,981,446          100.00%

    7.  Historical Delinquency Experience with Respect to Contracts


      ----------------------------------------------------------------------------------------------------------------------------

                                      % of                       % of                    % of                   % of
                                    Aggregate                  Aggregate              Aggregate               Aggregate
                                 Required Payoff            Required Payoff        Required Payoff         Required Payoff
                                     Amounts                    Amounts                Amounts                 Amounts
           Collection
             Periods           31-60 Days Past Due        61-90 Days Past Due    91-120 Days Past Due    120+ Days Past Due
      ----------------------------------------------------------------------------------------------------------------------------

              05/31/00                4.63%                      1.83%                  1.16%                   1.57%
              04/30/00                4.92%                      2.47%                  1.45%                   1.34%
              03/31/00                5.20%                      2.85%                  1.14%                   1.25%
              02/29/00                6.39%                      2.83%                  1.32%                   1.63%
              01/31/00                5.70%                      2.42%                  1.30%                   1.55%
              12/31/99                5.66%                      2.51%                  1.39%                   1.25%
              11/30/99                5.55%                      2.46%                  1.24%                   1.39%
              10/31/99                5.24%                      2.77%                  1.17%                   1.45%
              09/30/99                5.19%                      2.14%                  1.13%                   1.38%
              08/31/99                4.43%                      2.01%                  1.19%                   1.22%
              07/31/99                4.53%                      2.14%                  1.21%                   1.27%
              06/30/99                5.01%                      2.02%                  1.19%                   1.31%
              05/31/99                5.77%                      2.37%                  1.10%                   1.38%
              04/30/99                5.01%                      2.11%                  0.86%                   1.09%
              03/31/99                5.41%                      2.06%                  0.92%                   1.15%
              02/28/99                5.60%                      2.08%                  1.15%                   1.24%
              01/31/99                5.46%                      2.19%                  0.94%                   1.11%
              12/31/98                5.26%                      1.86%                  0.90%                   0.93%
              11/30/98                5.07%                      1.66%                  0.78%                   0.88%
              10/31/98                3.93%                      1.32%                  0.66%                   0.98%
              09/30/98                3.98%                      1.18%                  0.62%                   0.94%
              08/31/98                3.34%                      1.23%                  0.53%                   0.60%
              07/31/98                3.28%                      1.12%                  0.52%                   0.85%
              06/30/98                2.76%                      1.14%                  0.58%                   0.81%
              05/31/98                3.63%                      1.12%                  0.61%                   0.75%
              4/30/98                 3.46%                      1.03%                  0.63%                   0.69%
              3/31/98                 3.30%                      1.26%                  0.51%                   0.63%
              2/28/98                 6.09%                      1.42%                  0.59%                   0.52%
              1/31/98                 3.34%                      0.96%                  0.41%                   0.26%
              12/31//97               3.17%                      0.86%                  0.36%                   0.01%
              11/30/97                2.89%                      0.49%                  0.00%                   0.00%

    8.  Historical Loss Experience With Respect to Contracts

                                         --------------------------------------------------------------------------------------
                                            Collection          3 Collection       6 Collection Periods    Cumulative Since
                                              Period           Periods Ending             Ending             Cut-off Date
                                              May-00               May-00                 May-00
                                         --------------------------------------------------------------------------------------
      a. Number of Liquidated Contracts         181                  683                  1,550                  7,828
      b. Number of Liquidated
         Contracts as a Percentage
         of Initial Contracts                 0.239%               0.903%                 2.049%                10.348%
      c. Required Payoff Amounts of
         Liquidated Contracts                1,510,240            5,218,799             9,910,883             65,992,191
      d. Liquidation Proceeds Allocated
         to Owner Trust                       392,083              939,441              1,989,433             10,635,654
      e. Aggregate Current Realized
         Losses                              1,118,157            4,279,358             7,921,451             55,356,537
      f. Aggregate Current Realized
         Losses as a Percentage of
         Cut-off Date Contract Pool
         Principal Balance                    0.097%               0.373%                 0.691%                4.826%

 II.   Information Regarding the Securities

    1.  Summary of Balance Information

     -------------------------------------------------------------------------------------------------------------------------

                                                                        Principal Balance as of     Class Factor as of
                                    Class                 Coupon              June 15, 2000            June 15, 2000
                                                           Rate               Payment Date              Payment Date

     -------------------------------------------------------------------------------------------------------------------------
      a. Class A-1 Notes                                 5.790000%                 $0                     0.00000
      b. Class A-2 Notes                                 6.030000%                 $0                     0.00000
      c. Class A-3 Notes                                 6.120000%                 $0                     0.00000
      d. Class A-4 Notes                                 6.190000%            $184,152,907                0.70500
      e. Class A-5 Notes                                 6.647500%             $20,598,540                0.19618
      f. Class B Notes                                   6.450000%             $68,820,000                1.00000
      g. Class C Notes (Quarterly Paying)                6.480000%             $34,410,000                1.00000
      h. Total                                             N.A.               $307,981,446                0.26852


     --------------------------------------------------------------------------------------------------------------------

                                                      Principal Balance as of                  Class Factor as of
                                    Class                   May 15, 2000                           May 15, 2000
                                                            Payment Date                           Payment Date

     --------------------------------------------------------------------------------------------------------------------
      a. Class A-1 Notes                                         $0                                   0.00000
      b. Class A-2 Notes                                         $0                                   0.00000
      c. Class A-3 Notes                                         $0                                   0.00000
      d. Class A-4 Notes                                    $201,695,733                              0.77216
      e. Class A-5 Notes                                     $22,560,804                              0.21486
      f. Class B Notes                                       $68,820,000                              1.00000
      g. Class C Notes (Quarterly Paying)                    $34,410,000                              1.00000
      h. Total                                              $327,486,536                              0.28553


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $ 307,981,446.37 and the CCA Balance is $ 32,630,144.41.



2.  Monthly Principal Amount
    a. Principal Balance of Notes
       (End of Prior Collection Period)                                                                          $ 327,486,536
    b. Contract Pool Principal Balance (End of Collection Period)                                                $ 300,930,385
    c. Monthly Principal Amount                                                                                  $  26,556,152
3.  Gross Collections
    a. Scheduled Payments Received                                                                               $  19,027,357
    b. Liquidation Proceeds Allocated to Owner Trust                                                             $     392,083
    c. Required Payoff Amounts of Prepaid Contracts                                                              $   1,356,534
    d. Required Payoff Amounts of Purchased Contracts                                                            $        --
    e. Proceeds of Clean-up Call                                                                                 $        --
    f. Investment Earnings on Collection, Note Distribution and Class C Funding Accounts                         $      63,085
    g. Extension Fees Allocated to Owner Trust                                                                   $        --
    h. Total Gross Collections (sum of (a) through (g))                                                          $  20,839,058
4.  Determination of Available Funds
    a. Total Gross Collections                                                                                   $  20,839,058
    b. Withdrawal from Cash Collateral Account                                                                   $     712,516
    c. Total Available Funds                                                                                     $  21,551,575
5.  Class A-5 Swap
    a. Payment Details
       1- Class A-5 Assumed Fixed Rate                                                                                6.250000%
       2- Class A-5 Assumed Fixed Rate Day Count(30/360)                                                             0.0833333
       3- Class A-5 Interest Rate (Libor + .125%)                                                                     6.647500%
       4- Class A-5 Interest Rate Day Count(Actual/360)                                                              0.0861111
       5- Class A-5 Principal Amount                                                                             $  22,560,804
    b. Net Payment Calculation
       1- Class A-5 Assumed Fixed Payment                                                                        $     117,504
       2- Class A-5  Interest Payment                                                                            $     129,143
       3- Net Class A-5 Swap Payment From/(To) the Trust                                                         $     (11,639)

    6.  Application of Available Funds

 --------------------------------------------------------------------------------------------------------
            Item                                        Amount              Remaining Available Funds
 --------------------------------------------------------------------------------------------------------
a. Total Available Funds                                                      21,551,575
b. Servicing Fee                                          332,845             21,218,729
c. Interest on Notes:
   i)   Class A-1 Notes                                      --               21,218,729
   ii)  Class A-2 Notes                                      --               21,218,729
   iii) Class A-3 Notes                                      --               21,218,729
   iv)  Class A-4 Notes                                 1,040,414             20,178,316
   v)   Class A-5 Swap Net Sett                           (11,639)            20,189,955
   vi)  Class A-5 Notes                                   129,143             20,060,811
   vii) Class B Notes                                     369,908             19,690,904
   vii) Class C Funding Account                           185,814             19,505,090
d. Principal on Notes:
   i)   Class A-1 Notes                                      --               19,505,090
   ii)  Class A-2 Notes                                      --               19,505,090
   iii) Class A-3 Notes                                      --               19,505,090
   iv)  Class A-4 Notes                                17,542,826              1,962,264
   v)   Class A-5 Notes                                 1,962,264                   --
   vi)  Class B Notes                                        --                     --
   vii) Class C Funding Account                              --                     --
e. Deposit to Cash
   Collateral Account                                        --                     --
f. Amount to be applied in
   accordance with CCA
   Loan Agreement                                            --                     --
g. Balance, if any, to Equity Certificates                   --                     --



7. Accrued Monthly Principal and Interest Deposited into the
   Class C Funding Account

           Collection Period                                      May-00
           Beginning Balance                                           0
           Principal Deposited                                         0
           Interest Deposited                                    185,814
           ------------------                                    -------
           Total Amount Available for Distribution               185,814
           Amount Distributed                                          0
           ------------------                                    -------
           Ending Balance                                        185,814



     8.  Quarterly Application of Available funds in the Class C Funding Account

        --------------------------------------------------------------------------------------------------------------------
                Item                                                         Amount        Remaining Available Funds
        --------------------------------------------------------------------------------------------------------------------
        a. Total Available Funds                                                                     185,814
        b. Interest to Class C Note Holders                                      0                   185,814
        c. Principal to Class C Note Holders                                     0                   185,814

 III. Information Regarding the Cash Collateral Account


1.  Balance Reconciliation
          -------------------------------------------------------------------------------------------------------
                                                                                     June 15, 2000
                            Item                                                      Payment Date
          -------------------------------------------------------------------------------------------------------
    a. Available Cash Collateral Amount (Beginning)                                   $ 35,115,190
    b. Deposits to Cash Collateral Account (II.5(f))                                  $       --
    c. Withdrawals from Cash Collateral Account                                       $    712,516
    d. Releases of Cash Collateral Account Surplus
       (Excess, if any of (a) plus (b) minus (c) over (f))                            $  1,772,529
    e. Available Cash Collateral Amount (End)
       (Sum of (a) plus (b) minus (c) minus (d))                                      $ 32,630,144
    f. Requisite Cash Collateral Amount                                               $ 32,630,144
    g. Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))            $         --
2      Calculation of Requisite Cash Collateral Amount
    a. For Payment Dates from, and including, the
       December  1997 Payment Date  to,
       and including, the December 1998 Payment Date
       1) Initial Cash Collateral Amount                                              $ 83,153,171
    b. For Payment Dates from, and including, the
       November 1998 Payment Date until
       the Final Payment Date, the sum of
       1) 8.5% of the Contract Pool Principal Balance                                 $ 25,579,083
       2) The Aggregate Principal Balance of the Notes
          and the Equity Certificate Balance less the
          Contract Pool Principal Balance                                             $  7,051,062
       3) Total ((1) plus (2))                                                        $ 32,630,144
    c. Floor equal to the lesser of
       1) 2% of Cut-Off Date Contract Pool Principal
          Balance ($22,938,806); and                                                  $ 22,938,806
       2) the Aggregate Principal Balance of the Notes                                $307,981,446
    d. Requisite Cash Collateral Amount                                               $ 32,630,144

3      Calculation of Cash Collateral Account Withdrawals
    a. Interest Shortfalls                                                            $         --
    b. Principal Deficiency Amount                                                    $    712,516
    c. Principal Payable at Stated Maturity Date of
       Class of Notes or Equity Certificates                                          $         --
    d. Total Cash Collateral Account Withdrawals                                           712,516


 IV.    Information Regarding Distributions on Securities

     ---------------------------------------------------------------------------------------------------------------------
                        Distribution               Class A-1         Class A-2           Class A-3             Class A-4
                          Amounts                    Notes             Notes               Notes                 Notes
     ---------------------------------------------------------------------------------------------------------------------
     1. Interest Due                               $      --         $      --           $     --           $  1,040,414
     2. Interest Paid                              $      --         $      --           $     --           $  1,040,414
     3. Interest Shortfall
     ((1) minus (2))                               $      --         $      --           $     --           $         --
     4. Principal Due                              $      --         $      --           $     --           $ 17,542,826
     5. Principal Paid                             $      --         $      --           $     --           $ 17,542,826
     6. Total Distribution Amount
     ((2) plus (4))                                $      --         $       0           $     --           $ 18,583,240


     --------------------------------------------------------------------------------------------------------------------------
                        Distribution              Class A-5            Class B             Class C
                          Amounts                   Notes               Notes               Notes              Totals
     --------------------------------------------------------------------------------------------------------------------------
     1. Interest Due                              $   129,143         $ 369,908           $      --        $  1,539,465
     2. Interest Paid                             $   129,143         $ 369,908           $      --        $  1,539,465
     3. Interest Shortfall
     ((1) minus (2))                              $        --         $      --           $      --        $         --
     4. Principal Due                             $ 1,962,264         $      --           $      --        $ 19,505,090
     5. Principal Paid                            $ 1,962,264         $      --           $      --        $ 19,505,090
     6. Total Distribution Amount
     ((2) plus (4))                               $ 2,091,407         $ 369,908           $      --        $ 21,044,555


  V.      Information Regarding Other Pool Characteristics

        ------------------------------------------------------------------------------------------------------------------
                                                               As of End of                As of End of
                            Item                                  May-00                     April-00
                                                             Collection Period           Collection Period
        ------------------------------------------------------------------------------------------------------------------
    1.  Original Contract Characteristics
        a. Original Number of Contracts                          75,651                       N.A.
        b. Cut-Off Date Contract Pool
           Principal Balance                                 $1,146,940,285                   N.A.
        c. Original Weighted Average
            Remaining Term (in months)                            46.6                        N.A.
        d. Weighted Average Original Term
           (in months)                                            53.7                        N.A.
    2.  Current Contract Characteristics
        a. Number of Contracts                                   33,966                      36,098
        b. Average Contract Principal Balance                    $8,860                      $8,852
        c. Weighted Average Remaining Term                        24.2                        24.9


  VI. Capita Equipment Receivables Trust 1997-1 Prepayment Schedule



     ----------------------------------------------------------       ---------------------------------------------------------
     Payment Date                               Since Issue           Payment Date                                Since Issue
       Period                                       CPR                 Period                                        CPR
     ----------------------------------------------------------       ---------------------------------------------------------
           1             December-97             -0.436%                  21              August-99                 7.940%
           2              January-98              5.709%                  22            September-99                8.047%
           3             February-98              6.693%                  23             October-99                 7.776%
           4               March-98               6.904%                  24             November-99                7.545%
           5               April-98               7.280%                  25             December-99                7.700%
           6                May-98                7.462%                  25             January-00                 7.607%
           7               June-98                6.903%                  26             February-00                8.193%
           8               July-98                7.298%                  27              March-00                  8.215%
           9              August-98               7.115%                  28              April-00                  8.508%
          10             September-98             7.118%                  29               May-00                   8.326%
          11              October-98              6.694%                  30               June-00                  8.519%
          12             November-98              6.643%
          13             December-98              7.065%
          14              January-99              7.152%
          15             February-99              7.261%
          16               March-99               7.336%
          17               April-99               7.666%
          18                May-99                7.937%
          19               June-99                7.515%
          20               July-99                7.873%


  VII. Purchased, Liquidated and Paid Contracts
     A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate


   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T Capital
   Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section
    3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on
                                June 15, 2000.

   This Certificate shall constitute the Servicer's Certificate as required by
     Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                            AT&T Capital Corporation

                            Glenn Votek
                            -----------
                            Glenn Votek
                            Executive Vice President, and Treasurer